SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

Date of Report (Date of earliest event reported): June 20, 2017

AIRBORNE WIRELESS NETWORK
(Exact name of Company as specified in its charter)

Nevada	333-179079	27-4453740
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

4115 Guardian Street, Suite C, Simi Valley, California 93063

(Address of principal executive offices)

(805) 583-4302

(Company’s Telephone Number)

___________________________________________________

(Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As of June 20, 2017, Airborne Wireless Network, a Nevada corporation (the “Company”), and Thinking Different Technologies (“TDT”), a Dutch engineering development company, entered into and executed a written Software Development Agreement (the “Development Agreement”). Pursuant to the Development Agreement, TDT shall develop, deliver, help integrate, support and maintain custom software for use by the Company in connection with the Company’s development of its Infinitus information super highway.

As compensation for these services to be provided by TDT to the Company pursuant to the Development Agreement, the Company has agreed to pay TDT a development fee which shall not exceed $1,000,000.

The foregoing information regarding the Development Agreement does not purport to be complete and is qualified in its entirety by reference to the Development Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated here by this reference.

ITEM 7.01 REGULATION FD

On June 20, 2017, the Company issued a press release announcing the Development Agreement.

A copy of that press release is attached to this Current Report as Exhibit 99.1. In accordance with General Instruction B.2 of the Form 8-K, the information set forth in this ITEM 7.01 and in that press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth this ITEM 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Number	Exhibits

	10.1	Software Development Agreement between Airborne Wireless Network and Thinking Differently Technologies.

	99.1	Press Release dated June 20, 2017, announcing the Software Development Agreement between Airborne Wireless Network and Thinking Differently Technologies.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: June 26, 2017	/s/ J. Edward Daniels
J. Edward Daniels
President & Director

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Software Development Agreement between Airborne Wireless Network and Thinking Differently Technologies.

99.1	Press Release dated June 20, 2017, announcing the Software Development Agreement between the company and Thinking Different Technologies.

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